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                                                                   EXHIBIT 10.23

SUNTRUST                                                       PROMISSORY NOTE
$5,000,000.00

                                                        Dated as of MARCH , 2004

         The undersigned (whether one or more hereinafter called "Maker"), jointly and severally, promise(s) to pay to the order of SUNTRUST BANK (herein called "Bank") at its offices located at 200 SOUTH ORANGE AVENUE, ORLANDO, FLORIDA 32801, FIVE MILLION AND 00/100 Dollars ($5,000,000.00), together with interest from the date hereof at the rate hereinafter provided, and applicable fees in the following manner.

REPAYMENT SCHEDULE:

[ ]  Single Payment

Principal Due in Full On: _____________________________________________________

Interest Payable: _____________________________________________________________

[ ]  Installment Payment (including interest):

In _______________________ ___________________________________________________
            (No.)                                (Period)

Installments of $ _______________   commencing on __________, 200__ , and
on the same day of each successive __________ thereafter, together with a FINAL
PAYMENT of $____________________ due and payable on ___________________ , 200__.

[ ]  Installment Payment (plus interest):

In _______________________ ___________________________________________________
            (No.)                                (Period)

Principal installments of $ __________________________________, plus interest, commencing on ___________________________________, 200__, and on the same day of each successive thereafter, together with a FINAL PAYMENT of $ due and payable on_________________________, 200__

[X]  Multiple Payment

Principal and interest are payable as follows: AS SET FORTH IN THE LOAN
AGREEMENT, DATED OF EVEN DATE HEREWITH, BETWEEN THE MAKER AND THE BANK (AS
AMENDED FROM TIME TO TIME, THE "LOAN AGREEMENT").

[ ]  ON DEMAND

Principal payable ON DEMAND with Interest payable_____________________________ commencing on _________________________________ and each _____________________
thereafter.

[ ]  Prepayment Right

Bank shall have the absolute and unconditional right, at its sole discretion, to require Maker to pay the entire loan balance, along with accrued unpaid interest at any time after the sixty-first (61st) month from the note date. If the bank elects to exercise such right of payment, Bank will provide Maker ninety (90) days prior written notice of its intention to demand payment. If Bank does not exercise such right of payment, the loan balance outstanding, along with accrued unpaid interest is due and payable on the one hundred twentieth (120th) installment.

THE INTEREST RATE IS AS FOLLOWS: __ If checked here, the interest rate provided herein shall be computed on the basis of a 365 day year and shall be calculated for the actual number of days elapsed. If not checked, the interest rate shall be computed on the basis of a 360 day year and shall be calculated for the actual number of days elapsed.
Variable Interest Rate

[ ]  Not Applicable
|X| Applicable, provided however that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law. If this loan is for a consumer purpose and is secured by a dwelling, the maximum interest rate charged will never exceed 18% per annum or the state usury ceiling, whichever is less.

If applicable, the interest rate stated herein shall, from time to time, automatically increase or decrease so that at all times it shall be equivalent to (check appropriate box and complete):

_____% over the annual interest rate announced by SunTrust Banks of Florida, Inc., from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of SunTrust Banks of Florida, Inc.). Any such change in primate rate will increase or decrease your periodic interest payments. Any change in prime rate shall be effective at the beginning of the business date on which such change is announced; or;

|X|      AS SET FORTH IN THE LOAN AGREEMENT.

FIXED RATE          [ ] Applicable at _____% per annum, simple interest.
                    |X| Not Applicable.

LATE CHARGE FEE     If a payment is late, you may be charged 5% of such payment as a late charge. A payment which is not received within 15 days of the due date shall be deemed late.

SERVICE FEE         A service fee of the lesser of $50.00 or 2 percent of
                    the principal amount of this loan will be charged. The
                    service fee charge will not be refunded in the event of
                    prepayment.

ADDITIONAL FEES     The Bank may charge various additional fees for servicing or processing the loan. The name of the fee shall describe the work performed.

     In the event any installment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter.

     Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum interest of $10.00 on any single payment loan or $15.00 on any installment loan will be charged.

This note is[ ] SECURED |X| UNSECURED (Notwithstanding the fact that this note is marked 'unsecured', Maker understands and agrees that any other security interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

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     As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest in the following property:

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(including all cash, stock and other dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral.
The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank and for all renewals, extensions, or modifications of this note. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

     Bank may request periodically as it deems necessary, complete and current financial statements, balance sheets, profit and loss statements, and cash flow information for Maker and Cosigner.

     Maker understands and agrees that the jury waiver, the additional agreements and provisions on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.

     Notice to Cosigner: You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to.
Be sure you can afford to pay it if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount. The Bank can collect this debt from you without first trying to collect from the borrower. The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of YOUR credit record. This notice is not the contract that makes you liable for the debt.

                           SOUTHERN COMMUNITY BANCORP
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
Address:  250 N. ORANGE AVENUE              By:                                 (Seal)               MARCH       ,2004    (Date
          --------------------------           ---------------------------------                 ------------------------
           ORLANDO, FL 32301                Name:  Charlie W. Brinkley, Jr.
-------------------------------------       Title: Chairman and CEO

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This space for Bank records only

--------------------     ------------------------      ------------------------     --------------------
Proceeds                 Document Stamps               Other Charges                Note Amount

--------------------     ------------------------      -------------------------    --------------------
Officer Initials         Note Number                   Account Number               Service
Fee


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    If the variable interest rate is not applicable and if this note is payable on demand, Bank reserves, and is hereby granted, the right to adjust the interest rate from time to time by furnishing Maker with written notice of such adjusted rate, provided, however, that no such adjusted rate shall exceed the maximum rate allowed, from time to time, by law.

    Additions to, reductions or exchanges of, or substitutions for the Collateral, payments on account of this note or increases of the same, or other loans made partially or wholly upon the Collateral may, from time to time, be made without affecting the provisions of this note.

    If Bank deems itself insecure, or upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall thereupon or thereafter, at the option of the Bank, without notice or demand, become due and payable: (a) failure of any Obligor (which term shall mean and include each Maker, endorser, surety and guarantor of this note) to perform any agreement hereunder to pay interest hereon when due or requested or demanded or to pay any other liability whatsoever to Bank when due;
(b) the death of any Obligor; (c) the filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by or against any Obligor; (d) an application for the appointment of a receiver or the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) the entry of a judgment against any Obligor; (f) the issuing of any writ of attachment or writ of garnishment, or the filing of any lien, against the property of any Obligor; (g) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (h) the dissolution, merger, consolidation, or reorganization of any Obligor; and (i) the assignment by any Maker of any equity in any of the Collateral without the written consent of Bank.

    Bank is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of Bank in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agent account as security for the payment of this note, and a similar lien upon and security interest in all such property of each Maker as security for the payment of all other liabilities of each Maker to Bank (including liabilities of each Maker and any other person); and Bank shall have the same rights as to such property as it has with respect to the Collateral.

    If Bank deems itself insecure or upon the occurrence of any default hereunder, Bank shall have the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Bank shall have the right, immediately and without further action by it, to set off against this note all money owed by Bank in any capacity to each or any Obligor, whether or not due, and also to set off against all other liabilities of each Maker to Bank all money owed by Bank in any capacity to each or any Maker; and Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of Bank subsequent thereto. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Bank, at least five days before the time of the sale or disposition. Sale at a wholesale dealers' auction is a commercially reasonable disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) any and all other liability of each or any Maker to Bank. The Obligors, jointly and severally, promise and agree to pay all costs and expenses of collection, including costs, expenses and reasonable attorneys' fees if collected by legal proceedings, whether at the trial or appellate level or in any bankruptcy proceeding or otherwise through an attorney-at-law. Maker hereby waives any right to a trial by jury in any civil action arising out of, or based upon, this note or the Collateral.

    Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to do any act not requested by Maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and Maker shall take all necessary steps for such purposes. Bank or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.

    If the Collateral shall at any time become unsatisfactory to Bank, Maker shall within one day after demand pledge and deposit with Bank as part of the Collateral additional property which is satisfactory to Bank.

    Bank shall have the right, which may be exercised at any time whether or not this note is due, to notify the Obligors on any Collateral to make payment to Bank on any amounts due or to become due thereon. In the event of any default hereunder, Bank shall thereafter have, but shall not be limited to, the following rights: (i) to pledge or transfer this note and the Collateral and Bank shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of Bank hereunder and have all the rights of Bank hereunder;
(ii) to transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.

    I HEREBY CONSENT TO THE ATTACHMENT OR GARNISHMENT OF MY EARNINGS.

    No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by each and every Obligor. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at the address shown below or any other address shown on the Bank's records.

    I waive any and all privilege and rights which I may have under Chapter 47, Florida Statutes, relating to venue, as it now exists or may hereafter be amended. I agree that any action shall be brought in the County in which the Bank's business office is located as designated above or at which the loan was closed.

    JURY WAIVER. MAKER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AGREEMENT. FURTHER, MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISIONS. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

                                    GUARANTY

    In addition to the liability as endorsers, which the undersigned hereby assume, for value received and intending to be legally bound, the undersigned (and if more than one, each of them jointly and severally) (a) hereby become surety to the payee of the within note, its successors; endorsees and assigns, for the payment of the within note, and hereby unconditionally guarantee the payment of the within note and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorney's fees) incurred in the collection thereof, the enforcement of rights thereunder or with respect to any security therefor and the enforcement hereof, and waive presentment, demand, notice of dishonor, protest and all other notices whatsoever; and (b) consent and agree (i) that all or any of the Collateral may be exchanged, released, surrendered or sold from time to time, (ii) that the payment of the note, or any of the liabilities of the Maker hereof, may be extended or said note renewed any number of times and for any period (whether or not longer than the original period of said note), (iii) that the holder of said note may grant any releases, compromises or indulgences with respect to said note or any extensions or renewals thereof or any security therefor or to any party liable thereunder or hereunder (including but not limited to failure or refusal to exercise one or more of the rights or remedies provided by said note); and (iv) that any of the provisions of said note may be modified; all without notice to or consent of and without affecting the liability of the undersigned as endorsers and sureties, and further consent and agree that any of the undersigned may be sued by the holder hereof with or without joining any of the other endorsers or makers of said note and without first or contemporaneously suing any such other persons, or otherwise seeking or proceeding to collect from them or any of them, and without first or contemporaneously undertaking to enforce any rights with respect to any security.

        The undersigned acknowledges having received and read the NOTICE TO CO-SIGNER appearing on the reverse side hereof.
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                                     (Date)
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                                                                         (Seal)
                                     (Date)
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                                                                         (Seal)

Florida Documentary Stamp Tax Required by law in the amount of $
                                                                ---------------

Has Been Paid Or Will Be Paid Directly To The Department Of Revenue. Certificate Of Registration #
                              -------------------------------------------------

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                                 ACKNOWLEDGEMENT

STATE OF TENNESSEE

COUNTY OF
          --------------------------


         On the ___ day of March, 2004 personally appeared Charlie W. Brinkley, Jr., as Chairman and CEO of SOUTHERN COMMUNITY BANCORP, a Florida corporation, as Maker, and before me executed the attached Promissory Note, dated as of March ___, 2004, in the principal amount of $5,000,000.00 payable by Maker to SUNTRUST BANK, a Georgia corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



                        -------------------------------------------------------
                        Signature of Notary Public - State of Tennessee


                        -------------------------------------------------------
                        Print Name of Notary Public
                        Personally Known___ or Produced Identification
                        Type of Identification:
                                               --------------------------------

                        (NOTARY SEAL)



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                      AFFIDAVIT OF OUT-OF-STATE ACCEPTANCE


STATE OF TENNESSEE

COUNTY OF
          --------------------------


I, Adam J. Weinstein, being first duly sworn, upon my oath, depose and say:

1. That I am a Vice President of SUNTRUST BANK, a Georgia corporation (the "Bank").

2. That on the ____ day of March, 2004, I witnessed the execution of the attached Promissory Note, dated as of March ___, 2004, in the principal amount of $5,000,000.00, executed by SOUTHERN COMMUNITY BANCORP, a Florida corporation, as the Maker, in favor of the Bank, as Payee (the "Note").

3. That I accepted delivery of the Note on behalf of the Payee in ______________, Tennessee.


                                            ---------------------------------
                                            Adam J. Weinstein, Vice President


     Subscribed and sworn to before me this ____ day of March, 2004.


                                            ---------------------------------
                                             Signature of Notary Public -
                                             State of Tennessee


                                            ---------------------------------
                                            Print Name of Notary Public
                                            Personally Known or Produced
                                            Identification
                                            Type of Identification:

                                            ---------------------------------

                                                     (NOTARY SEAL)